A Global Dental Leader April 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Measures  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995   This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, prospects and product and service offerings, including expected benefits, opportunities, and other prospects as a result of the sale of our spine business. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to, the possibility that ZimVie may be unable to achieve the expected operational, strategic, and financial benefits of the sale of our spine business. For a list and description of other such risks, uncertainties, and changes in circumstances, see ZimVie’s periodic reports filed with the U.S. Securities and Exchange Commission (SEC). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in ZimVie’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this presentation.   Forward-Looking Non-GAAP Financial Measures   This presentation also includes certain forward-looking non-GAAP financial measures including adjusted EBITDA margin for the period ending one year after the closing of the sale of our spine business. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the GAAP measures cannot be reliably estimated and the reconciliations cannot be performed without unreasonable effort due to their dependence on future uncertainties, such as the timing of certain transactions, and adjusting items that the Company cannot reasonably predict at this time but which may have a material impact on our future GAAP results.

ZimVie: A Global Dental Leader Powerful, market-leading portfolio of premium implants, restorative implant solutions, biomaterials solutions, and digital dentistry technologies driven by continuous innovation Well positioned to accelerate growth within large, attractive, and underserved markets through differentiated offerings Opportunity to improve operating leverage and cash flow conversion through leaner cost structure and manufacturing / supply chain optimization Continuing to build and strengthen customer relationships and expand portfolio adoption through a global direct sales force & specialty partners 8 Million 8 million US patients seek treatment for tooth loss annually* 25% Only 25% receive tooth replacement

Driving Adoption Across our Diversified Portfolio of Solutions Increase Penetration of Implants and Restorations Through Continued Innovation and Commercial Execution Implant Growth: Innovation & Execution Leverage Leadership Position to Drive Implant Conversion Biomaterials Pull-Through Scale ZimVie Presence Across Geographies with Low Share Geographic Expansion Drive Digital Workflow Adoption and Implant Penetration Digital Dentistry Pull-Through Large unmet need in tooth replacement creates significant opportunity for long-term market penetration, expansion, and growth

Supported by World-Class Education and Training Training and Manufacturing Facilities now Co-Located with Global Headquarters in Palm Beach Gardens, FL The “PBG Institute” Dental Training Facility Modern 11,000 Sq. Ft. Facility Cadaver Lab On-Site Mill Fully Integrated Digital Workflow with 3D Printing & RealGUIDE™ Software Trained 1,100+ clinicians to date at our PBG Institute since opening in April 2023

Comprehensive premium implant line meets varying needs of oral surgeons and dental clinicians with a wide range of indications Dental Implants: Portfolio Overview Key Products Full range of abutments, copings and analogs Implants, surgical tools, abutments, restorative components TSX™ Implant T3® PRO Implant Recent Innovation T3 ® PRO Implant Encode® Emergence Healing Abutment TSX™ Implant Azure™ Multi-Platform Solutions Portfolio

Biomaterials: Portfolio Overview Puros® Allograft Bone Block Barrier Membranes Xenograft and synthetic bone grafts RegenerOss® Cortico – Cancellous Particulate RegenerOss® Bone Graft Plug Puros® Allograft Products Biotivity™ A/C Plus Membrane Leading biomaterial solutions increase the size of our patient pool that can qualify for tooth replacement Key Products Recent Innovation Bone graft substitutes, membranes, tissue regenerative products

Digital Dentistry: Portfolio Overview

Key Products

- Intraoral scanners, CAD/CAM solutions, treatment planning and design software, surgical guides and patient specific restorations



BellaTek® System



Encode® System



RealGUIDE™ Software



SmileZ Today®



GenTek™ System

Recent Innovation


RealGUIDE™
UNIVERSAL OPEN SYSTEM

RealGuide V5.0

implant concierge™

Virtual treatment planning



CAD/CAM workflow systems

A fully integrated and efficient workflow with predictable outcomes increases adoption

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ZimVie

Committed to Executing Strategic Transformation Position the business for sustainable growth Address and reduce stranded cost Optimize manufacturing and supply chain capabilities Continue innovating to increase ease of procedures Expand product offerings across geographies Accelerate digital adoption to optimize customer efficiency Transformation to pure-play dental business Launched version 5.4 of Real Guide Software Launched next-generation TSX Implant in Japan Recent Accomplishments Current Priorities Market Expansion Opportunities

Financial Profile and Outlook

	FY 2023*	Year 1 Post-Close**
Net Sales	$457.2M	$455M+
Adjusted EBITDA Margin	11.1%(1)	15%+(2)
	December 31, 2023	**April 2, 2024**
Total Debt	$508.8M	~$234M
Cash	$87.8M	~$66M(3)

Drivers of progress

- Best-in-class portfolio and commitment to ongoing innovation
- Expanding portfolio adoption within large, underserved dental markets
- Operational simplification and efficiency
- Debt paydown intended to reduce leverage and interest expense, increasing financial flexibility

Transition year in 2024 to build a strong foundation for long-term performance

*Reflects FY 2023 continuing operations results.
** Year 1 Post-Close refers to one year from today, April 1, 2024.
(1) This is a non-GAAP financial measure. Refer to the reconciliation in the Appendix for further information.
(2) This is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to "Forward-Looking Statements and Non-GAAP Measures" slide of this presentation, which identifies the information that is unavailable without unreasonable efforts and provides additional information.
(3) Estimated

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ZimVie

Experienced Executive Leadership Team Vafa Jamali Chief Executive Officer Heather Kidwell SVP, Chief Legal, Compliance, & HR Officer Rich Heppenstall EVP, Chief Financial Officer Ann Vu SVP, Regulatory Affairs and Quality Assurance Stephen Rondeau SVP, Chief Information Officer Indraneel Kanaglekar SVP, Chief Commercial Officer

Appendix

Reconciliation of Adjusted EBITDA (in thousands) (1) In April 2023, we initiated restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 we initiated restructuring plans and the expenses incurred were primarily related to employee termination benefits. (2) Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses increased by $6.3 million in 4Q 2023 compared to 4Q 2022, due primarily to increased costs related to the pending sale of our spine segment ($10.1 million), partially offset by decreases in separation-related professional fees ($2.0 million), separation-related employee costs ($0.3 million) and separation-related lease costs ($0.1 million). Acquisition, integration, divestiture and related expenses decreased by $11.4 million in 2023 compared to 2022, due primarily to decreases in separation-related professional fees ($8.2 million), separation-related employee costs ($5.3 million), separation-related lease costs ($3.2 million) and contingent consideration ($2.8 million), partially offset by increased costs related to the pending sale of our spine segment ($11.6 million). (3) Expenses incurred for initial compliance with the EU MDR for previously-approved products. (4) Reflects certain items captured in the GAAP carve-out financial statements that have not continued post-spin, including, but not limited to, facilities that did not convey with ZimVie in the spin, redundant personnel costs incurred as a result of the spin, and the difference between the pre-spin allocations of Zimmer Biomet’s corporate costs in accordance with GAAP, versus the expected post-spin corporate costs for ZimVie. (5) Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions. (6) Net Loss Margin is calculated as Net Loss divided by third party net sales for the applicable period. (7) Adjusted EBITDA Margin is Adjusted EBITDA divided by third party net sales for the applicable period.